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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Glacier Water Services, Inc., (the Company) on Form 10-K for the period ended December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian H. McInerney, President and Chief Executive Officer of the Company, certify, pursuant to and for the purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.

/s/ Brian H. McInerney


Brian H. McInerney
President and Chief Executive Officer
February 13, 2003